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                                                                   EXHIBIT 10.8


                             OFFICE LEASE AGREEMENT

         THIS LEASE AGREEMENT (the "Lease") is made this 1st day of September, 1999, between BACE Real Estate, LLC ("Landlord") and Optimal Communications, Inc. ("Tenant").

         1.       Premises.

                  In consideration of the payment of Rent, defined below, and the keeping and performance by Tenant of the covenants and agreements hereinafter set forth, Landlord hereby leases to Tenant and Tenant hereby rents from Landlord those certain premises depicted on Exhibit A, attached hereto and by this reference incorporated herein (the "Premises"), said Premises consisting of approximately 1875 rentable square feet of space comprising Suite 200 of the building located at 1522 Blake Street, Denver, Colorado 80202 (the "Building"), together with a non-exclusive license, subject to the provisions hereof, to use the Common Areas, defined below.

         2.       Term.

                  The term of this Lease shall commence on September 1, 1999 (the "Commencement Date"), and terminate on August 31, 2002, unless sooner terminated pursuant to this Lease. The said three-year term in hereinafter referred to as the "Primary Lease Term."

         3.       Base Rent.

                  A. Tenant shall pay to Landlord, as rent for the Primary Lease Term, the annual sum of $36,000 U.S. Dollars (the "Base Rent") which sum shall be payable in equal monthly installments of $3,000 commencing on the Commencement Date, and continuing thereafter on the first day of each succeeding calendar month. All Base Rent, additional rent or other rentals or sums due hereunder shall be paid in advance without notice, abatement, deduction or offset at the office of Landlord or to such other person or at such other place as Landlord may designate in writing. The installments of the Rent (defined below) for the first and last months of the term hereof shall be prorated based upon the number of days during each of said months that the Primary Lease Term is in effect.

                  B. As of the beginning of each Lease Year, defined below, the Base Rent due hereunder shall be adjusted by the percentage increase in the U.S. Department of Labor Consumer Price Index (commonly referred to as the Cost of Living Index) for All Items, All Urban Consumers, Denver-Boulder published for the most current month. The Base Rent then being paid shall be increased by an amount equal to the amount arrived at by multiplying the percentage increase in the Cost of Living Index for the preceding Lease Year times the then payable monthly rental. The increased monthly rental as so determined shall commence as of the first day of the month immediately following the end of the current Lease Year and shall continue until readjusted as herein provided. Landlord shall endeavor to give to Tenant a statement of the increase on or


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before the beginning of each Lease Year, but failure by Landlord to do so shall not constitute a waiver by Landlord of its right to increase the Base Rent. If the Cost of Living Index is discontinued, Landlord and Tenant shall agree upon comparable statistics on the cost of living for the computations under this subparagraph (2), and such statistics shall be published by an agency of the United States Government or by a responsible financial periodical or recognized authority. If Landlord and Tenant fail to agree on a replacement index, they will submit the question of a replacement index to an arbitrator in accordance with the rules and regulations of the American Arbitration Association.

         4.       Expense and Tax Adjustments.

                  A. Definitions. In addition to the terms elsewhere defined in this Lease, the following terms shall have the following meanings with respect to the provisions of this Lease.

                           (1)      "Rent" shall mean Base Rent and any
additional rent to be paid hereunder pursuant to Paragraph 4B below.

                           (2)      "Tenant's Pro Rata Share I" shall mean that
fraction, the numerator of which is the total number of square feet of the Premises (i.e., 1875 square feet) and the denominator of which is the square footage of the Building (i.e., 6875 square feet), and is equal to 27.3%. "Tenant's Pro Rata Share II" shall mean that fraction, the numerator of which is the total number of square feet of the Premises (i.e., (1875 square feet) and the denominator of which is the square footage of the second and third floors of the Building (i.e., 3750 square feet) and is equal to 50%. At such time, if ever, as any space is added to or subtracted from the Premises, Tenant's Pro Rata Share I and II shall be increased or decreased accordingly.

                           (3)      "Lease Year" shall mean such 12-month period
beginning with the date the Primary Lease Term commenced, or any anniversary thereof, and ending on the day prior to the Commencement Date one-year later. If the Lease Year is not concurrent with a calendar year, then Landlord reserves the right at any time to make all adjustments provided for herein on a calendar year basis, with an appropriate proration of the Lease Years in which such conversion is made and in which the term ends, and "Lease Year" as used in this Lease shall thereafter be deemed to refer to "calendar year."

                           (4)      "Operating Expenses I" shall mean all
operating expenses of any kind or nature incurred in connection with the operation and maintenance of the Building as determined by Landlord, other than those Operating Expenses II defined below. Operating Expenses I shall include, but not be limited to:

                                    (a)     All real property taxes and
assessments levied against the Building by any governmental or quasi-governmental authority. The foregoing shall include any taxes, assessments, surcharges, or service or other fees of a nature not presently in effect which shall hereafter be levied on the Building as a result of the use, ownership or operation of the Building or for any other reason, whether in lieu of or in addition to any current real estate taxes and assessments; provided, however, that any taxes which shall be levied on the rentals of the Building shall be determined as if the Building were Landlord's only property and provided further, that in no event shall the term "taxes or assessments," as used herein, include any federal, state or local income taxes levied or assessed on Landlord, unless such taxes are a specific substitute for real property taxes. Expenses incurred by Landlord for tax consultants and in contesting the



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amount or validity of any such taxes or assessments shall be included in such computations (all of the foregoing are collectively referred to herein as the "Taxes"). "Assessments" shall include any and all so-called special assessments, license tax, business license fee, business license tax, commercial rental tax, levy, charge or tax, imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, water, drainage or other improvement or special district thereof, against the Premises, the Building, or against any legal or equitable interest of Landlord therein. For the purposes of this Lease, any special assessments shall be deemed payable in such number of installments as is permitted by law, whether or not actually so paid. Notwithstanding any other language in this Lease, if any assessment, tax, levy, repayment of bonds, or charge of any kind arising from the existence of any special governmental districts or improvements ("special assessment"), which has been regularly assessed upon the Premises or any property of which the Premises form a part, expires, is revoked, is eliminated, or is reduced in any way (a "reduction"), the Landlord shall be entitled to continue to receive an expense payment equal to the amount of the original special assessment passed on to the Tenant. Any reduction of special assessments shall not reduce the rent or other payments that the Tenant is required to pay to Landlord; rather, the Landlord shall be sole beneficiary and recipient of all economic benefits arising from such reductions.

                                    (b)     Costs of water and sanitary and
storm drainage service.

                                    (c)     Costs of maintenance, repairs and
replacements, including costs under HVAC and other mechanical maintenance contracts; and maintenance, repairs and replacements of equipment used in connection with such maintenance and repair work.

                                    (d)     Costs of maintenance and replacement
of landscaping; and costs of maintenance, repairs and replacement of the sidewalk in front of the Building.

                                    (e)     Insurance premiums, including fire
and all-risk coverage together with loss of rent endorsement; commercial general liability insurance; and any other insurance carried by Landlord on the Building or any component parts thereof. All such insurance shall be in such amounts as may be required by any mortgagee or ground lessor of Landlord or as Landlord may reasonably determine.

                                    (f)     Labor costs, including wages and
other payments, costs to Landlord of worker's compensation and disability insurance, payroll taxes, welfare fringe benefits and all reasonable and necessary legal fees and other costs or expenses incurred in resolving any labor disputes.

                                    (g)     Professional building management
fees at prevailing market rates.

                                    (h)     Legal, accounting, inspection, and
other consultation fees (including, without limitation, fees charged by consultants retained by Landlord for services that are designed to produce a reduction in Operating Expenses I and II or reasonably to improve the operation, maintenance or state of repair of the Building) incurred in the ordinary course of operating the Building.

                                    (i)     The costs of capital improvements
and structural repairs and replacements made in or to the Building in order to conform to changes, subsequent to the


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Commencement Date, in any applicable laws, ordinances, rules, regulations, or orders of any governmental or quasi-governmental authority having jurisdiction over the Building (herein, "Required Capital Improvements"); the costs of any capital improvements and structural repairs and replacements designed primarily to reduce Operating Expenses I or II (herein, "Cost Savings Improvements"); and reasonable annual reserves and reasonable expenditures for other capital improvements, structural repairs and replacements reasonably necessary to permit Landlord to maintain the Building as a first class building (the "Capital Improvements"). The expenditures for Required Capital Improvements, Costs Savings Improvements and Capital Improvements shall be amortized over the useful life of such capital improvement or structural repair or replacement (consistent with the Internal Revenue Code as reasonable determined by Landlord).

                                    (j)     Costs incurred by Landlord or its
accountants in engaging experts or other consultants to assist them in making the computations required hereunder.

                                    (k)     Any other expense, which under
generally accepted accounting principles, would be considered a normal maintenance or operating expense. If Landlord selects an accrual accounting basis for calculating Operating Expenses I, Operating Expenses I shall be deemed to have been paid when such expenses have accrued in accordance with generally accepted accounting principles.

                           (5)      "Operating Expenses II" shall mean all
operating expenses of any kind or nature incurred in connection with the operation and maintenance of the Building as determined by Landlord, other than those Operating Expenses I defined above:

                                    (a)     Costs incurred in connection with
obtaining and providing energy for the Building, including but not limited to costs of propane, butane, natural gas, steam, electricity, solar energy and fuel oils, coal or any other energy sources.

                                    (b)     Costs incurred by Landlord for
janitorial expenses.

                           (6)      "Operating Expenses I and II" shall not
include:

                                    (a)     Costs of repairs or other work
occasioned by fire, windstorm or other insured casualty to the extent of insurance proceeds received;

                                    (b)     Leasing commissions, advertising
expenses, and other costs incurred in leasing space in the Building;

                                    (c)     Costs of repairs or rebuilding
necessitated by condemnation;

                                    (d)     Any interest on borrowed money or
debt amortization except as specifically set forth above;

                                    (e)     Depreciation on the Building.

                           (7)      Notwithstanding anything contained herein to
the contrary, if any lease entered into by Landlord with any tenant in the Building provides for a separate basis of computation for any Operating Expenses I or II with respect to its leased premises, then, to the extent that Landlord determines that an adjustment should be made in making the computations


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herein provided for, Landlord shall be permitted to modify the computation of any Building square footages and Operating Expenses I and II for a particular Lease Year in order to eliminate or otherwise modify any such expenses which are paid for in whole or in part by such tenant. Furthermore, in making any computations contemplated hereby, Landlord shall also be permitted to make such adjustments and modifications to the provisions of this Paragraph 4 as shall be reasonably necessary to achieve the intention of the parties hereto.

                           (8)      Tenant acknowledges that the Building is a
mixed-use project, consisting of both retail and office use. Accordingly, any services, repairs or costs that are made only for the benefit of the office tenants or alternatively only for the benefit of the retail tenants will be charged only to such benefited group.

                  B.       Adjustment Mechanism.

                           (1)      It is hereby agreed that starting with the
second Lease Year, and during each subsequent Lease Year thereafter, Tenant shall pay to Landlord as additional rent, any projected increases in Tenant's Pro Rata Share I of the Operating Expenses I and Tenant's Pro Rata Share II of the Operating Expenses II in the Current Lease Year over calendar 1999 (hereinafter referred to collectively as "Tenant's Pro Rata Share of Operating Expense Increases." Commencing with the 13th rental payment under this Lease, Tenant shall pay to Landlord an estimate of such Tenant's Pro Rata Share of Operating Expense Increases, which payment Tenant shall pay to Landlord monthly in an amount equal to one-twelfth (1/12) of Tenant's Pro Rata Share of Operating Expense Increases for such Lease Year, as reasonably estimated by Landlord, with an adjustment to be made between the parties at a later date as hereinafter provided. As soon as practicable following the end of any Lease Year, but not later than the first day of December, beginning with the end of the first Lease Year, Landlord shall notify Tenant of the difference, if any, between Tenant's actual Pro Rata Share of Operating Expense Increases for the Lease Year just completed and the estimated amount of Tenant's Pro Rata Share of Operating Expense Increases (which was paid in accordance with this subparagraph) for such year. Such statement shall also set forth the amount of the estimated Tenant's Pro Rata Share of Operating Expense Increases reimbursement for the new Lease Year computed in accordance with the foregoing provisions. To the extent that actual Tenant's Pro Rata Share of Operating Expense Increases for any period covered by such statement is greater than the estimate which Tenant previously paid during the Lease Year just completed, Tenant shall pay to Landlord the difference in cash within 30 days following receipt of said statement from Landlord. To the extent that actual Tenant's Pro Rata Share of Operating Expense Increases for the period covered by the statement is less than the estimate which Tenant previously paid during the Lease Year just completed, Landlord shall pay to Tenant the difference within 30 days after the date of the statement. In addition, until Tenant receives such statement, Tenant's monthly reimbursement for the new Lease Year shall continue to be paid at the rate for the previous Lease Year, but Tenant shall commence payment to Landlord of the monthly installments of reimbursement on the basis of the new statement beginning on the first day of the month following the month in which Tenant receives such statement. If the statement reflects a change in the monthly reimbursement amount, such difference shall be adjusted by increasing or decreasing the first monthly reimbursement payment after the statement is given in order to bring the reimbursement amount for the new Lease Year current as of such date.

                           (2)      Tenant's obligation with respect to Tenant's
Pro Rata Share of Operating Expense Increases shall survive the expiration or early termination of this Lease, and subsequent


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to such expiration or termination, Tenant shall pay the actual Tenant's Pro Rata
Share of Operating Expense Increases for the portion of the final Lease Year of the Lease during which Tenant was obligated to pay such expenses. If Tenant occupies the Premises for less than a full calendar year during the first or last Lease Years of the term hereof, Tenant's Pro Rata Share of Operating
Expense Increases for such partial year shall be prorated based upon the number of calendar months and days during which Tenant occupied the Premises. Tenant shall pay any Tenant's Pro Rata Share of Operating Expense Increases within 30 days following receipt of notice thereof. Landlord's obligation to refund any excess payments shall likewise survive the expiration of this Lease.

                  (3) Tenant shall have the right, at any time within 30 days after a statement of actual Operating Expenses I and II for a particular Lease Year has been rendered by Landlord as provided herein, at its sole cost and expense, to examine Landlord's books and records relating to the determination of Operating Expenses I and II; provided, however, that Tenant shall give Landlord prior written notice of its intent to exercise such right, the inspection may not take place outside of normal business hours, and Tenant shall not interfere with Landlord's normal business activities. Unless Tenant objects to the rental adjustment within said 30-day period, such statement and adjustment shall be deemed conclusive.

                  (4) In the event that the Building is not fully occupied during any particular Lease Year, Landlord shall adjust those Operating Expenses I and II for the particular Lease Year, or portion thereof, as the case may be, which are affected by the occupancy rates to reflect an occupancy of not less than 90% of all such Useable Area.

         5.       Security Deposit.

                  Within 30 days from the Commencement Date Tenant shall deposit with Landlord a security deposit in the amount of $3,000 (the "Security Deposit") as security for Tenant's faithful performance of Tenant's obligations under this Lease. If Tenant fails to pay Rent or other charges due hereunder, or otherwise defaults under this Lease, Landlord may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Landlord or to reimburse or compensate Landlord for any liability, cost, expense, loss or damage which Landlord may suffer or incur by reason thereof. If Landlord uses or applies all or any portion of said security deposit, or if Tenant defaults in any way under the terms of this Lease regardless of whether Tenant cures its default, upon receiving written request from Landlord, Tenant shall deliver to Landlord an additional security deposit equal to three months of monthly Base Rent within 10 days of receiving Landlord's written request for additional security deposit. Failure to keep posted or pay a required security deposit may be deemed in Landlord's discretion, a default under this Lease. Landlord shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Landlord shall, at the expiration or earlier termination of the term hereof and after Tenant has vacated the Premises, return to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest herein) within 60 days that portion of the Security Deposit not used or applied by Landlord. Unless otherwise expressly agreed in writing by Landlord, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any monies to be paid by Tenant under this Lease.

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         6.       Character of Occupancy.

                  A. The Premises are to be used for general office use, and for no other purpose without the prior written consent of Landlord, which shall be in Landlord's sole discretion.

                  B. Tenant shall not use or permit the Premises to be used for any act which will increase the existing rate of insurance upon the Building, or cause a cancellation of any insurance policy covering the Building, or any part thereof, nor shall Tenant sell, or permit to be kept, used, or sold in or about the Premises any article which may be prohibited by Landlord's insurance policies or by law. Tenant shall not use any apparatus, machinery or device in or about the Premises that shall make any noise or set up any vibration that will unreasonably disturb other tenants. Tenant agrees not to connect any apparatus, machinery or device to any mechanical, electrical or other Building system without the prior consent of Landlord. Tenant shall not commit waste or suffer or permit waste to be committed, nor shall Tenant permit any nuisance in or about the Premises.

                  C. Tenant shall not use the Premises or permit anything to be done in or about the Premises that will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or hereafter enacted or promulgated. Tenant, at its sole cost and expense, shall be responsible for compliance with all laws, statutes, ordinances or governmental rules or regulations with respect to Tenant's use or occupancy of the Premises or pertaining to the Premises.

         7.       Services and Utilities.

                  A.       Landlord shall:

                           (1) ventilate the Premises and furnish the heating or
air conditioning when it may be required for the reasonably comfortable occupancy of the Premises. Tenant agrees to cooperate fully at all times with Landlord and to abide by all regulations and requirements which Landlord may prescribe for the proper functioning and protection of the heating, ventilating and air conditioning system. Throughout the term of this Lease, Landlord shall have free access to any and all mechanical installations of Building, including, but not limited to, air conditioning, fan, ventilating and machine rooms, telephone rooms and electrical closets. Tenant agrees that there shall be no construction of partitions or other obstructions that might interfere with Landlord's free access to such areas, or interfere with the moving of Landlord's equipment to or from the enclosures containing said installations. Tenant further agrees that neither Tenant nor its agents, servants, employees, contractors, visitors or licensees shall at any time enter those enclosures or tamper with, adjust, touch or otherwise in any manner affect Landlord's mechanical installations;

                           (2) provide electricity for normal and usual lighting
and office business machines only. Tenant agrees not to use any apparatus or device in, or upon, or about the Premises which may in any way increase the amount of such electricity usually furnished or supplied to the Premises, and Tenant further agrees not to connect any apparatus or device to the wires, conduits or pipes, or other means by which such electricity is supplied for the purpose of using additional or unusual amounts of electricity without the consent of Landlord. If Tenant uses unusual amounts of electricity, in the sole discretion of Landlord, Landlord may install a meter and thereby measure Tenant's electricity consumption for all purposes. Tenant shall pay Landlord for


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the cost of the meter and the cost of the installation thereof, and throughout the duration of Tenant's occupancy, Tenant shall keep the meter in good working order and repair at Tenant's own cost and expense, in default of which Landlord may cause such meter to be replaced or repaired and collect the cost thereof from Tenant as additional rent. Tenant agrees to pay for electricity consumed, as shown on the meter, as and when bills are rendered, and on default in making such payment Landlord may pay such charges and collect same from Tenant. At all times Tenant's use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation;

                  (3) furnish water for drinking and lavatory purposes only, but if Tenant requires, uses or consumes water for any purpose in addition to ordinary drinking and lavatory purposes, then in Landlord's sole discretion, Landlord may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Landlord for the cost of the meter and the cost of the installation thereof, and throughout the duration of Tenant's occupancy, Tenant shall keep the meter and installation equipment in good working order and repair at Tenant's own cost and expense, in default of which Landlord may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant. Tenant agrees to pay for water consumed, as shown on the meter, as and when bills are rendered, and on default in making such payment Landlord may pay such charges and collect the same from Tenant; and

                  (4) cause the Premises to be kept clean, provided the same are used exclusively as ordinary desk-type offices, and are kept reasonably in order by Tenant, and if to be kept clean by Tenant, no one other than persons approved by Landlord shall be permitted to enter the Premises for such purposes. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the Premises exclusively as ordinary desk-type offices.

                  Tenant shall at all times maintain at its own cost and expense all plumbing facilities and related equipment within the Premises in good order, condition and repair to the satisfaction of Landlord. Tenant hereby indemnifies Landlord against any and all claims, liabilities, losses, damages, costs and expenses whatsoever (including, but not limited to, attorneys' fees and expenses) whether suffered by Landlord or other occupants or persons in the Building or any of the areas used in connection with the operation thereof arising out of the foregoing, unless caused by or due solely to the negligence of Landlord, Landlord's agents, servants or employees. Landlord shall not be obligated to clean or provide supplies for any such plumbing facilities or equipment attached thereto, and if the rooms in which any such facilities or equipment are located require cleaning in excess of that normally provided by Landlord for ordinary desk-type office space, Tenant shall, at Tenant's expense, cause any such excess cleaning to be performed only by a contractor approved in writing in advance by Landlord. Landlord reserves the right, without limiting the generality of the foregoing, to require that any such cleaning be performed by Landlord's regular cleaning contractor for the Building. Nothing herein contained shall be construed to confer upon Tenant the right to install any plumbing facilities without the prior consent of Landlord.

                  Landlord reserves the right to stop service of any plumbing, heating, ventilation, air conditioning and electric or other mechanical systems, or cleaning services, when necessary, by reason of accident or emergency or of inspection, repairs, alterations, additions or improvements which in the judgment of Landlord are desirable or necessary to be made, until same shall have


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been completed, and shall further have no responsibility or liability for failure to supply any of such services in such instance.

                  Tenant shall take good care of any and all floor and window coverings installed at any time in any portion of the Premises, and Tenant shall make, as and when needed, all repairs in and to the said coverings and shampoo and/or clean any of said coverings as necessary to preserve them in good order, condition and appearance by persons approved by Landlord. Upon the expiration or other termination of the term of this Lease, Tenant shall surrender the said coverings to Landlord in as good order, condition and repair as they were upon the installation thereof by Landlord, ordinary wear excepted. Tenant agrees that Landlord shall not be liable for failure to supply any heating, air-conditioning, elevator, electrical, janitorial, lighting or other services that Landlord is required to supply under this Lease during any period when Landlord uses reasonable diligence to supply such services, or during any period when Landlord is required to reduce or curtail such services pursuant to any applicable laws, rules or regulations now or hereafter in force or effect, it being understood that Landlord may discontinue, reduce or curtail such services, or any of them (either temporarily or permanently), at such times as may be necessary by reason of accident, strikes, lockouts, riots, acts of God, application of applicable laws, statutes, rules and regulations, or due to any other happening beyond the control of Landlord. In the event of any such interruption, reduction or discontinuance of Landlord's services (either temporarily or permanently), Landlord shall not be liable for damages to persons or property as a result thereof, nor shall the occurrence of any such event be construed in any way as an eviction of Tenant.

                  B. All utilities required by Tenant and not provided by Landlord, as set forth above, shall be contracted for by Tenant in Tenant's own name with the appropriate utility suppliers. Tenant shall pay for all such utilities as from time to time invoiced by the supplier of such utilities. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion, to be determined by Landlord, of all charges jointly metered with other premises.

         8.       Quiet Enjoyment.

                  Landlord agrees to warrant and defend Tenant in the quiet enjoyment and possession of the Premises during the term of this Lease so long as Tenant complies with the provisions hereof.

         9.       Maintenance, Repairs, Alterations and Additions.

                  A.       Maintenance and Repairs:

                           (1) Landlord shall maintain the Building, and all
portions of the Building not the obligation of Tenant or any other tenant in the Building, in good order, condition and repair.

                           (2) Tenant shall, at Tenant's sole cost and expense,
maintain the Premises in good order, condition and repair, ordinary wear and tear excepted, including, without limitation, the interior surfaces of the ceilings, walls and floors, all doors and plate glass windows, furnishings and fixtures installed within the Premises, and all equipment installed by or at the expense of Tenant.


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                           (3) In the event that Tenant fails to maintain the
Premises in good order, condition and repair, Landlord shall give Tenant prior written notice to do such acts as are required to so maintain the Premises. In the event that Tenant fails to commence such work within 30 days after written demand by Landlord, and diligently prosecute it to completion, then Landlord shall have the right, but shall not be obligated, to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Landlord shall have no liability to Tenant for any damage, inconvenience or interference with Tenant's use of the Premises as a result of performing any such work.

                           (4) Landlord and Tenant shall each do all acts
required to comply with all applicable laws, ordinances, regulations and rules of any public authority relating to their respective maintenance obligations as set forth herein.

                  B.       Alterations and Additions.

                           (1) Tenant shall make no alterations, additions or
improvements (other than decorating or any other minor, primarily cosmetic changes) to the Premises or any part thereof without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld. Landlord may condition its consent to any alternations, additions or improvements upon such reasonable requirements as Landlord may deem necessary in its sole discretion, including without limitation the manner in which the work is done, the right to approve the contractor by whom the work is to be performed, and the times during which the work is to be accomplished.

                           (2) All alterations and additions to the Premises
including, by way of illustration but not by limitation, telephone systems, partitions, paneling, fixtures, carpeting, drapes, other window coverings, and light fixtures (but not including movable furniture, personal property or trade fixtures) shall be deemed to be a part of the real estate and the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof without molestation, disturbance or injury at the end of said term (whether by lapse of time or otherwise) or upon any default.

                           (3) If Landlord authorizes persons requested by
Tenant to perform any alterations, repairs, modifications or additions to the Premises, then, prior to the commencement of any such work, Tenant shall upon request deliver to Landlord, certificates issued by insurance companies qualified to do business in the State of Colorado evidencing that worker's compensation, liability insurance and property damage insurance, all in amounts, with companies and on forms satisfactory to Landlord, are in force and effect and maintained by all contractors and subcontractors engaged by Tenant to perform such work. All such policies shall name Landlord as an additional insured. Each such certificate shall provide that the insurance policy may not be canceled or modified without 10 days' prior written notice to Landlord. Further, Tenant shall permit Landlord to post notices in the Premises in locations which will be visible by persons performing any work on the Premises stating that Landlord is not responsible for the payment for such work and setting forth such other information as Landlord may deem necessary. All Tenant alterations, repair and maintenance work shall be performed in such a manner as not to interfere with, delay, or impose any additional expenses upon Landlord in the maintenance or operation of the Building or upon other tenants use of premises in the Building.

         10.      Entry by Landlord.

                  Landlord and its agents shall have the right to enter the Premises at all reasonable times after prior written notice, except in emergencies, for the purpose of: (1) examining or inspecting the same; (2) supplying services to be provided by Landlord hereunder; (3) showing the same to prospective purchasers or tenants of the Building; and (4) making such alterations, repairs, improvements or additions to the Building which are the obligation of Landlord, in a manner which will not unreasonably interfere with Tenant's use of the Premises. If Tenant shall not be personally present to open and permit an entry into the Premises at any time when such entry by Landlord is necessary or permitted hereunder, Landlord may enter by means of a master key without affecting this Lease. Such entry shall not be construed as a manifestation by the Landlord of an intent to terminate this Lease. Tenant shall not, without the prior consent of Landlord, change the locks or install additional locks on any entry door or doors to the Building.

         11.      Mechanics' Liens.

                  Tenant shall pay or cause to be paid all costs for work done by Tenant or caused to be done by Tenant on the Premises of a character which will or may result in liens on Landlord's interest therein. Tenant will keep the Premises and Building free and clear of all mechanics' liens and other liens on account of work done or claimed to have been done for Tenant or persons claiming under it. Tenant hereby agrees to indemnify Landlord for, save Landlord harmless from, and defend Landlord against all liability, loss, damage, costs or expenses, including attorneys' fees and interest, incurred on account of any claims of any nature whatsoever, including lien claims of laborers, materialmen, or others for work actually or allegedly performed for, or for materials or supplies actually or allegedly furnished to Tenant or persons claiming under Tenant. Should any liens be filed or recorded against the Premises or any portion of the Building, or should any action affecting the title thereto be commenced, Tenant shall cause such liens to be removed of record within 30 days after notice from Landlord. If Tenant desires to contest any claim of lien, Tenant shall furnish to Landlord adequate security, in a form chosen by the Landlord's sole discretion, of at least 150% of the amount of the claim, plus estimated costs and interest and, if a final judgment establishing the validity or existence of any lien for any amount is entered, Tenant shall pay and satisfy the same at once. If Tenant shall be in default in paying any charge for which a mechanic's lien or suit to foreclose the lien has been recorded or filed, and shall not have caused the same to be released of record or shall not have given Landlord security as aforesaid, Landlord may (but without being required to do so) pay such lien or claim and any costs or obtain a bond or title insurance protection against such lien, and the amount so paid, together with reasonable attorneys' fees, costs and interest, incurred in connection therewith, shall be immediately due from Tenant to Landlord.

         12.      Damage to Property, Injury to Persons.

                  A. Tenant hereby indemnifies and agrees to hold Landlord harmless from and to defend Landlord against any and all claims of liability for any injury (including death) or damage to any person or property whatsoever occurring in, on or about the Premises or any part thereof, or the Building, when such injury or damage is caused in whole or in part by the act, neglect, fault or omission to act on the part of Tenant, its agents, contractors, or employees. Tenant further indemnifies and agrees to hold Landlord harmless from and to defend Landlord against any and all claims arising, in full or in part, from (i) any breach or default in the performance of any obligation on Tenant's part to be performed under this Lease, or (ii) any act or negligence of Tenant, or any of its agents, contractors, or employees, and (iii) all costs, reasonable attorneys' fees and liabilities incurred as a result of any claim, action or proceeding arising from (i) or (ii). Tenant shall not be liable to Landlord for any damage by or from any act or negligence of any owner or occupant of adjoining or contiguous property. Tenant agrees to pay for all damage to the Premises or the Building caused by Tenant's misuse or neglect of the Premises or any portion of the Building.

                           B.       Neither Landlord nor its agents shall be
liable for any damage to property entrusted to Landlord, its agents or employees, or the building manager, if any, nor for the loss or damage to any property by theft, casualty or otherwise, by any means whatsoever, nor for any injury (including death) or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface, or from any other place, or resulting from dampness or any other cause whatsoever. Landlord or its agents shall not be liable for interference with the light, view or other incorporeal hereditaments.

                           C.       In case any action or proceeding is brought
against Landlord by reason of any breached obligation of Tenant under this Lease, or arising, in full or in part, from any act or negligence of Tenant, or of its agents or employees, Tenant, upon reasonable prior written notice from Landlord, shall defend the same at Tenant's expense.

                           D.       Tenant agrees to carry and maintain, for the
mutual benefit of Landlord and Tenant, during the Primary Lease Term of this Lease and any extension hereof, comprehensive commercial general liability insurance to the limit of not less than $1,000,000 single limit coverage, with $2,000,000 aggregate, with respect to the business carried on, in or from the Premises and the use and occupancy thereof, covering bodily injury, death and damage of Property of others with endorsement for assumed contractual liability with respect to claims against which Tenant has agreed to indemnify Landlord, as well as personal injury insurance, premises operations insurance, broad form property damage insurance and independent contractor's insurance. All such insurance shall be procured from a responsible insurance company or companies authorized to do business in the State of Colorado, and shall be otherwise satisfactory to Landlord. All such policies shall provide that the same may not be canceled or altered except upon 10 days' prior written notice to Landlord. Tenant shall provide certificates of such insurance to Landlord within 30 days after this Lease goes into effect, and Tenant shall provide additional certificates to Landlord upon request from time to time. All such insurance carried by Tenant pursuant to Paragraph 12 and Paragraph 13 shall be written as primary policies, not contributing with and not in addition to coverage that Landlord may carry. Such certificates shall disclose that such insurance names the Landlord as an additional insured, shall disclose the name of Tenant's insurance agency, and shall disclose that Tenant's insurance provides all the protection for Landlord required by this Lease, in addition to the other requirements set forth herein. The limits of said insurance shall not, under any circumstances, limit the liability of Tenant hereunder. The Tenant specifically declares that the name, address and telephone number of Tenant's insurance agent ("insurance agency"), which has assisted Tenant in the acquisition of the insurance required by this Lease, are as follows: ______________________________
________________________________________________________________________________
____________________________________________________________________________.

         13.      Insurance, Casualty and Restoration of Premises.

                  A. Landlord shall maintain fire and extended coverage insurance (with coverage at Landlord's option by endorsement or otherwise, for all risks, vandalism and malicious mischief, sprinkler damage, boilers and rental loss) in the amount of the full replacement value of the Building from such companies and on such terms and conditions as Landlord from time to time deems appropriate. Tenant shall maintain fire and extended coverage insurance (including sprinkler damage, vandalism, plate glass and malicious mischief), in the amount of the full replacement value, on trade fixtures, furniture, furnishings and all property within the Premises, and on the ceiling, interior walls, floor coverings, glass, and on all tenant finish work, if any. Tenant shall also maintain worker's compensation insurance satisfying Tenant's obligations and liabilities under the workmen's compensation laws of Colorado. All such insurance carried to Tenant will also comply with the provision of Paragraph 12D above.

                  B. In the event that the Premises or the Building are damaged by fire or other insured casualty and insurance proceeds in an amount sufficient to repair the damages have been made available therefore by the holder or holders of any mortgages or deeds of trust encumbering the Building, the damage shall be repaired by and at the expense of Landlord to the extent of such available insurance proceeds, provided that such repairs and restoration can, in Landlord's reasonable opinion, be made within 180 days after the occurrence of such damage, without the payment of overtime or other premiums. Until such repairs and restoration are completed the Rent shall be abated in proportion of the part of the Premises which is unusable to Tenant in the conduct of its business. (But there shall be no abatement of Rent by reason of any portion of the Premises being unusable for a period equal to one day or less.) If the damage is due to the act)s), fault or neglect, in full or in part, of Tenant or its employees, agents or invitees, there shall be no abatement of Rent. Landlord agrees to notify Tenant within 60 days after such casualty if it estimates that it will be unable to repair and restore the Premises within said 180-day period. Such notice will set forth the approximate length of time Landlord estimates will be required to complete such repairs and restoration. If landlord estimates it cannot make such repairs and restoration within said 180-day period, then either party, by written notice to the other, may cancel this Lease as of the date of occurrence of such damage, provided that such notice is given to the other party within 15 days after Landlord notifies Tenant of the estimated time for completion of such repairs and restoration. If no notice is given by either party to terminate this Lease, this Lease shall continue in effect and the Rent shall be apportioned in the manner provided above.

                  C. Except as provided in this Paragraph, there shall be no abatement of Rent and no liability of Landlord by reason of any injury to or interference with Tenant's business or property arising from the making of any repairs, alternations or improvements in or to the fixtures, appurtenances and equipment in the Building. Tenant understands that the Landlord will not carry insurance of any kind on Tenant's furniture and furnishings or on any trade fixtures or equipment or personal property, and agrees that Landlord shall not be obligated to repair any damage thereto or to replace the same. Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of improvements installed in the Premises by or for Tenant.

                  D. In case sufficient insurance proceeds are unavailable, Landlord elects not to rebuild for any reason, or the Building throughout shall be so damaged or injured, whether by fire or otherwise (though the Premises may not be affected, or if affected, can be repaired within said

180 days), then Landlord, within 60 days after the happening of such injury, may decide not to reconstruct or rebuild the Building, then, notwithstanding anything contained herein to the contrary, upon notice in writing to that effect given by Landlord to Tenant within said 60 days, Tenant shall pay the Rent, properly apportioned up to the date of the damage, this Lease shall terminate from the date of delivery of said written notice, and both parties hereto shall be freed and discharged from all further obligations hereunder.

                  E. Landlord and Tenant hereby waive any and all rights of recovery against one another and their officers, agents and employees for damage to real or personal property occurring as a result of the use or occupancy of the Premises or the Building to the extent of insurance coverage which would be included in a standard "all-risk" policy of hazard insurance. Landlord and Tenant each agree that all policies of insurance obtained by them pursuant to the provisions of this Lease shall contain endorsements or provisions waiving the insurer's rights of subrogation with respect to claims against the other, and each shall notify its insurance companies of the existence of the waiver and indemnity provisions set forth in this Lease.

                  F. Tenant's policy or policies shall remain in full force and effect through the term of this Lease and any renewal lease periods. Tenant's policy or policies shall, in every instance, serve as a primary insurance policy and any insurance of Landlord shall be deemed solely excess coverage. Before Landlord's insurance must contribute to the payment of any claim, Tenant's policy or policies shall be fully and completely exhausted. The exhaustion of Tenant's insurance shall not relieve Tenant of any duties undertaken by Tenant through this Lease or other principles of law. If Tenant fails to procure and maintain any insurance required by this Lease, the Landlord may, but shall not be required to, procure and maintain the same, but at the expense of the Tenant. Tenant specifically grants Landlord the right to contact Tenant's insurance agency to obtain any and all information relating to the nature, existence and amount of Tenant's insurance policies, including requesting copies thereof.

         14.      Condemnation.

                  If any portion of the Premises which materially affects Tenant's ability to continue to use the remainder thereof for the purposes set forth herein is taken by right of eminent domain or by condemnation, or is conveyed in lieu of any such taking, then this Lease may be terminated at the option of either Landlord or Tenant. Such option shall be exercised by either party giving notice to the other of such termination within 30 days after such taking or conveyance; whereupon this Lease shall forthwith terminate and the Rent shall be duly apportioned as of the date of such taking or conveyance. Upon such termination, Tenant shall surrender to Landlord the Premises and all of Tenant's interest therein under this Lease, and Landlord may re-enter and take possession of the Premises or remove Tenant therefrom. If any portion of the Premises is taken which does not materially affect Tenant's right to use the remainder of the Premises for the purposes set forth herein, this Lease shall continue in full force and effect and Landlord shall promptly perform any repair or restoration work required to restore the Premises, insofar as possible, to its former condition, and the rental owing hereunder shall be adjusted, if necessary, in such proportion as the size of the part so taken bears to the whole. Tenant shall have no rights under this paragraph if the proceeding cause only a taking or conveyance of parts of the Building other than Tenant's Premises. In the event of taking or conveyance as described herein, Landlord shall receive the award or consideration for the lands and improvements so taken. Landlord and Tenant shall cooperate with one another in making claims for condemnation awards. Tenant shall have no rights to any such condemnation award made to Landlord, but Tenant shall be entitled to claim separate award for loss of any of its separate property and for relocation expenses.

         15.      Assignment and Subletting.

                  A. Tenant shall not assign, sublet, mortgage or encumber this Lease, or any interest herein, or any part of the Premises, or suffer or permit the Premises or any part thereof to be used by others, without the prior written consent of Landlord. At least 60 days prior to the beginning of any assignment, sublease, mortgage, encumbrance or prohibited use, Tenant shall notify Landlord in writing of any portion of the premises or its interest which Tenant wishes to sublet or assign, specifying the terms and conditions of such transaction including complete financial information and providing a signed financial statement for the subtenant or assignee, and the names, addresses and phone numbers of the guarantors of the sublease or assignment. Tenant shall, at the time of requesting Landlord's consent, provide to Landlord, in a form which Landlord may accept or reject, an assignment or sublease which will be signed by the named assignee or subtenant containing the terms specified in Tenant's notice to Landlord. Such notice shall also specifically request Landlord's consent to the assignment or sublease. At Landlord's request, at least one natural person must guarantee all subleases or assignments; otherwise, the request for consent shall not be approved. The 60-day period mentioned herein shall not commence until Landlord receives proper and complete written notice from the Tenant.

                  B. Landlord shall have the right to disapprove any proposed subletting or assignment if the subtenant or assignee, in Landlord's reasonable judgment, is not a suitable tenant for the Premises, would burden the common areas of the Building more than Tenant did, or would use the Premises in violation of any laws, regulation, rule, or covenant contained in any lease or agreement applicable to the Building, or would not have sufficient financial capability, as judged by the Landlord's discretion. Notwithstanding the foregoing, if the proposed assignee or subtenant is an existing tenant of the Building, then the Landlord, at its option, may cancel this Lease with respect to the portion of the Premises which the existing tenant proposes to occupy and enter directly into a new lease for such part of the Premises with such proposed tenant.

                  C. If Landlord fails to respond to Tenant's written notice under 15A. within 60 days of receiving all required information, such failure to respond shall be considered a rejection by Landlord of the proposed subletting or assignment.

                  D. If this Lease or any interest herein is assigned, or if the Premises or any part thereof be sublet or occupied by other than Tenant, without the prior, written consent of Landlord, Landlord may, in its sole discretion, collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this paragraph 15, or an acceptance of the assignee, subtenant or occupant, or a release of Tenant from the further performance of the terms and conditions contained in this Lease. The consent of Landlord to an assignment or subletting shall not relieve Tenant from primary liability hereunder or from the obligation to obtain the written consent of Landlord to any further assignment or subletting.

                  E. If the total of the rental and other payments reserved in any sublease (for all or any part of the Premises) exceeds the rental or pro rata portion of the rental, as the case may be, for such space reserved in this Lease, Tenant shall pay to Landlord each month, as additional rent, at the same time as the monthly installments of Rent become due hereunder, an amount equal to 100% of the excess of the rental and other payments ("excess rental") reserved in the sublease over the rental reserved in this Lease applicable to the space so subleased. Tenant agrees that all of Tenant's design fees, broker's commissions, tenant improvements, legal fees, and other costs incurred by the Tenant in reletting the space shall not be calculated or counted in determining whether there is excess rental and shall not be used to reduce Landlord's 100% entitlement. However, all payments received or to be received, regardless of description or classification, by Tenant from sublessee or any other person shall be included in totaling excess rental. A failure by Tenant to pay the said 100% shall be a default and breach of this Lease.

                  F. Neither this Lease nor any interest herein may be assigned involuntarily by operation of law or otherwise. Any such assignment or subletting without Landlord's written consent first obtained shall be null and void. A merger, consolidation, sale of the majority of the assets of the Tenant, or sale of a majority of the stock or ownership interests of the Tenant, or transfer of control, directly or indirectly, of any partnership, LLC membership or other similar interest in the Tenant shall constitute an assignment of this Lease for the purposes of this Paragraph 15.

                  G. Notwithstanding any assignment or sublease, Tenant shall remain fully liable under the terms and conditions of this Lease (as a primary obligor and not as a surety or guarantor) and shall not be released from performing any of the terms, covenants and conditions in this Lease. In addition to the Tenant, any sublessee or assignee shall specifically be responsible for all payments, conditions, covenants and agreements in this Lease; otherwise, any sublease or assignment shall be void.

                  H. All assignees or sublessee must comply with any and all use restrictions required by the Landlord and by law, and qualify as the type of tenant which will benefit Landlord's total operations as judged by Landlord's sole discretion. Without limiting Landlord's discretion, Landlord and Tenant agree that no assignee or sublessee shall qualify unless the assignee or sublessee tenders to Landlord an additional security deposit equal to three months of rental payments. Landlord shall have the right to transfer, assign or sell, in whole or in part, any or all of its rights and obligations hereunder or in the Building and Premises referred to herein. In such event and upon Landlord's transferee assuming Landlord's obligations hereunder, Landlord shall have no further responsibility, obligations or liabilities to Tenant and Landlord shall be fully completely released from any previous responsibilities, liabilities or obligations to Tenant.

                  I. If the Premises are sublet in their entirety or if this Lease is assigned, any rights of Tenant to renew this Lease or to lease additional space in the Building shall be extinguished thereby, and will not be transferred to the subtenant or assignee.

         16.      Estoppel Certificate.

                  Tenant and Landlord agree, at any time and from time to time, upon not less than 10 days' prior written request by the other party, to execute, acknowledge and deliver to the requesting party an estoppel certificate certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that it is in full force and effect as modified, and stating the modifications), that there have been no defaults thereunder by Landlord or Tenant (or if there have been defaults, setting forth the nature thereof), the date of which the Rent and other charges have been paid in advance, if any, and such other matters as are reasonably requested by the requesting party, it being intended that any such statement delivered pursuant to this Paragraph may be relied upon by any prospective purchaser or lender on all or any portion of the requesting party's interest herein, or a holder of any mortgage or deed of trust encumbering the Building. Tenant's failure to deliver such statement as provided herein shall constitute an event of default (as that term is defined elsewhere in this Lease).

         17.      Default.

                  The happening of any one or more of the following events shall constitute an "event of default:"

                  A. Tenant shall fail to pay when due any installment of Base Rent, additional rent or any other charge or payment of any kind set forth in this Lease;

                  B. Tenant shall vacate or abandon the Premises;

                  C. This Lease or the estate of Tenant hereunder shall be transferred to or shall pass to or devolve upon any other person or party except in a manner permitted herein;

                  D. This Lease or the Premises or any part thereof shall be taken upon execution or by other process of law directed against Tenant, or shall be taken upon or subject to any attachment at the instance of any creditor or claimant against Tenant, and said attachment shall not be discharged or disposed or within 15 days after the levy thereof;

                  E. Tenant shall file a petition in bankruptcy or insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or under any insolvency act of any state, or shall voluntarily take advantage of any such law or act by answer or otherwise, or shall be dissolved, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they mature;

                  F. Involuntary proceedings under any such bankruptcy law or insolvency act or for the dissolution of Tenant shall be instituted against Tenant, or a receiver or trustee of all or substantially all of the property of Tenant shall be appointed, and such proceeding shall not be dismissed or such receivership or trusteeship vacated within 60 days after such institution or appointment;

                  G. Tenant shall fail to take possession of the Premises within 30 days after the Commencement Date of the Primary Lease Term;

                  H. Tenant shall fail to perform any of the other agreements, terms, covenants or conditions hereof on Tenant's part to be performed, and such non-performance shall continue for a period of 30 days after written notice thereof by Landlord to Tenant.

         18.      Remedies for Default.

                  A. Upon the happening of any event of default as hereinabove described, Landlord shall have the right, at its election, then or at any time thereafter and while any such event of default shall continue, either:

                           (1) To give Tenant written notice of intention to
terminate this Lease on the date of giving notice or on any later date specified therein, whereupon Tenant's right to possession of the Premises shall cease and this Lease shall be terminated, except as to Tenant's liability, as if the expiration of the term fixed in such notice were the end of the term herein originally demised; or

                           (2) To re-enter and take possession of the Premises
and repossess the same as of Landlord's former estate, and expel Tenant and those claiming through or under Tenant, and remove the effects of both, without being liable for prosecution therefor, without being deemed guilty of any manner of trespass, and without prejudice to any remedies for arrears of Rent or preceding breach of covenants or conditions. Should Landlord elect to re-enter as provided in this subparagraph (2), or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord shall without terminating this Lease, use reasonable efforts to relet the Premises in Landlord's or Tenant's name, but for the account of Tenant, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such conditions and upon such other terms as Landlord may reasonably determine, and Landlord may collect and receive the rents therefore. Landlord shall be entitled to keep, without obligation to Tenant, all of the proceeds and rent paid as a result of reletting, regardless of any excess rent or proceeds received. Landlord shall in no way be responsible or liable for any failure to relet the Premises after exercising good faith efforts therefor, but shall make every reasonable effort to mitigate its damages. No such re-entry or taking possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant. No notice from Landlord hereunder or under a forcible entry and detainer statute or similar law shall constitute an election by Landlord to terminate this Lease unless such notice specifically so states. Landlord reserves the right following any such re-entry or reletting to exercise its right to terminate this Lease by giving Tenant written notice to that effect, in which event the Lease will terminate as specified in said notice; or

                           (3) Without resuming possession of the Premises or
terminating this Lease, sue monthly for and recover all rents, other required payments due under this Lease, and all other sums including damages and legal fees owing hereunder which may accrue at any time and from time to time.

                  B. In the event that Landlord does not elect to terminate this Lease as permitted in subparagraph A(1) of this Paragraph, but on the contrary, elects to take possession as provided in subparagraph A(2) hereof, Tenant shall pay to Landlord (i) the Rent and other sums as herein provided, which would be payable hereunder if such repossession had not occurred, less (ii) the net proceeds, if any, of any reletting of the Premises after deducting Landlord's reasonable expenses in connection with such reletting, including, but without limitation, all repossession costs, brokerage commissions, reasonable attorneys' fees, court costs, expenses of employees, alteration and repair costs and expenses or preparation for such reletting. Landlord shall be entitled to keep, without obligation to Tenant, all of the proceeds and rent paid as a result of reletting, regardless of any excess rent or proceeds received. If, in connection with any relating, the new lease term extends beyond the existing term, or the Premises covered thereby include other premises not part of the Premises, a fair apportionment of the Rent received from such reletting and the expenses incurred in connection therewith will be made in determining the net proceeds from such reletting. Any Rent concessions will be apportioned over the term of the new lease. Tenant shall pay such Rent and other sums to Landlord monthly on the days on which the

Rent would have been payable hereunder if possession had not been retaken, and Landlord shall be entitled to receive the same from Tenant on each such day. Under no circumstances shall Tenant be relieved of its responsibility for all rental or other payments that have become past due. The parties agree that calculations of reasonable rental value of the Premises over the remainder of the term may not be used to reduce or affect past due amounts arising before reletting. All past due rental and other payments not made before the date of reletting must be paid in full by Tenant.

                  C. In the event that this Lease is terminated as a result of an uncured default by Tenant under paragraph 17, Tenant shall remain liable to Landlord for damages in an amount equal to the Rent and other sums which would have been owed by Tenant hereunder for the balance of the term had this Lease not been terminated, less the net proceeds, if any, of any reletting of the Premises by Landlord subsequent to such termination, after deducting all Landlord's expenses in connection with such reletting, including, but without limitation, the expenses enumerated above. Landlord shall be entitled to collect such damages from Tenant monthly on the days on which the Rent and other amounts would have been payable hereunder if this Lease had not been terminated, and Landlord shall be entitled to receive the same from Tenant on each such day. Landlord agrees to take steps to mitigate its damages in the event of Tenant's default. Alternatively, at the option of Landlord, in the event that this Lease is terminated, Landlord shall be entitled to recover forthwith against Tenant, as damages for the loss of the bargain and not as a penalty, an aggregate sum which, at the time of such termination of this Lease, represents the amount, if any, by which the aggregate of the Rent and all other sums payable by Tenant hereunder which would have accrued for the balance of the term exceeds the reasonable rental value of the Premises (such rental value to be computed on the basis of a tenant paying not only Rent, but also such other charges as are required to be paid by Tenant under the terms of this Lease) for the balance of such term, both discounted to present worth at the Federal Reserve discount rate. Under no circumstances shall Tenant be relieved of its responsibility for all rental or other payments that have become past due. The parties agree that calculations of reasonable rental value of the Premises over the remainder of the term may not be used to reduce or affect past due amounts arising before termination. All past due rental and other payments not made before the date of termination must be paid in full by Tenant.

                  D. Suit or suits for the recovery of the amounts and damages set forth herein may be brought by Landlord, from time to time, at Landlord's election; and nothing herein shall be deemed to require Landlord to await the date that this Lease or the term hereof would have expired had there been no such default by Tenant, or no such termination, as the case may be. Each right and remedy provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, including, but not limited to, suits for injunctive relief and specific performance. The exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise. All costs of any kind incurred by the Landlord in connection with any obligations of, allegations made by, and any amounts and damages owed by Tenant, including all legal fees and costs incurred by Landlord from the date any such matter is turned over to an attorney, shall also be recoverable by Landlord from Tenant in a judgment, through set-off against any security deposit or other monies held, by execution, or by any other lawful means.

                  E. No failure by Landlord to insist upon the strict performance of any agreement, term, covenant or condition hereof or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial Rent during the continuance of any such breach, shall constitute a waiver of any such breach or any such agreement, term, covenant or condition. No agreement, term, covenant or condition hereof to be performed or complied with by Tenant, and no breach thereof, shall be waived, altered or modified except by written instrument executed by Landlord. No waiver of any breach shall affect or alter this Lease, but each and every agreement, term, covenant and condition hereof shall continue in full force and effect with respect to any other then existing or subsequent breach. Notwithstanding any termination of this Lease, the same shall continue in full force and effect as to any provisions hereof which require observance or performance by Landlord or Tenant subsequent to termination.

                           (1) Nothing contained in this Paragraph 18 shall
limit or prejudice the right of Landlord to prove and obtain as liquidated damages in any bankruptcy, insolvency, receivership, reorganization or dissolution proceeding an amount equal to the maximum allowed by any statute or rule of law governing such proceeding and in effect at the time when such damages are to be proved.

                           (2) Notwithstanding anything in this Paragraph 18 to
the contrary, any such proceeding or action involving bankruptcy, insolvency, reorganization, arrangement, assignment for the benefit of creditors, or appointment of a receiver or trustee, as specified in subparagraphs 17E and 17F above, shall be considered to be an event of default only when such proceeding, action or remedy shall be taken or brought by or against the then holder of the leasehold estate under this Lease.

                  F. Any rents or other amounts owing hereunder which are not paid within five days after the due date are subject to a late charge equal to 10% of the amount due for each month that the installment of Rent or other amounts remain unpaid. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge or late installment of Base Rent or any other sum by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder, or existing by statute, or law or in equity. Any and all Base Rent, Tenant's Pro Rata Share of Operating Expense Increases, late payment charges, legal fees, costs, expenses or other amounts owing hereunder which are not paid when they first become due shall bear interest at the rate of 18% per annum from the day on which they become due until received by Landlord. Similarly, any amounts paid by Landlord to cure any defaults of Tenant hereunder, which Landlord shall have the right, but not the obligation to cure, if not repaid by Tenant immediately, shall bear interest at the 18% per annum rate from the date of Landlord's payment until the date Tenant delivers reimbursement to Landlord.

                  G. In the event of a breach or threatened breach by Tenant of any of the terms, covenants, conditions, provisions or agreements of this Lease, Landlord shall additionally have the right of injunction, and Tenant agrees to pay the premium for any bond required in connection with such injunction. Any mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy, at law or in equity.

                  H. In the event of Tenant's breach of its obligations hereunder, then, in addition to all other amounts due Landlord, Tenant shall be required to pay to Landlord immediately and

Landlord shall be entitled to recover, in cash or certified funds, all concessions and incentives which Landlord provided to Tenant at the inception of this Lease or any renewal including, but not limited to, rent concessions and incentives, tenant finish concessions, moving expenses and brokerage fees.

         19.      Removal of Tenant's Property, Security Agreement and
Landlord's Lien.

                  To the extent Tenant has any rights in them, all trade fixtures, equipment, movable furniture and personal property of Tenant not removed from the Premises upon the vacation or abandonment thereof or upon any default under this Lease for any cause whatsoever after written notice from Landlord shall conclusively be deemed to have been abandoned and may be appropriated, sold, stored, destroyed or otherwise disposed of by Landlord without notice to Tenant or any other person and without an obligation by Landlord to account therefore, except for providing credit to Tenant's account in an amount equal the excess of proceeds received over the legal fees and costs incurred. Tenant shall owe and pay Landlord for all expenses of any kind, including legal fees, incurred in connection with the disposition of such property.

                  To the extent Tenant has any rights in them, Tenant, as debtor, hereby grants to Landlord, as secured party, a security interest in any and all fixtures, equipment, furniture, furnishings, inventory, machinery, products, goods and other personal property which is or shall be placed at any time in the Premises, together with all additions, substitutions, proceeds and products therefrom (collectively, "collateral") to secure any and all of Tenant's indebtedness arising now or in the future under this Lease. Landlord and Tenant acknowledge that this Lease is also a security agreement under the Uniform Commercial Code of Colorado. Landlord's security interest and lien shall extend to all property falling within the above categories of collateral even if acquired after the execution of this Lease and security agreement; and shall extend to such collateral even if it is later removed from the Premises. Tenant acknowledges that Landlord has a Landlord's lien on the collateral that Landlord may enforce by gaining control of the Premises and collateral through any means (including the changing of locks or the removal of the collateral from the Premises without notice to the Tenant). Tenant acknowledges that the collateral is or will be used or bought primarily for business purposes. Tenant further agrees to execute a UCC-1 financing statement at the Commencement Date of this Lease or at any other later time requested by Landlord, to further Landlord's security interest and lien. Tenant understands that this Lease, security agreement and the UCC-1 financing statement may be filed by Landlord with any appropriate office to evidence or to support the enforcement of Landlord's security interest and lien.

         20.      Holding Over.

                  Should Tenant hold over after the termination of this Lease and continue to pay Rent, and should Landlord accept such Rent, without any express written agreement as to such holding over, Tenant shall become a tenant from month-to-month only upon each and all of the terms herein provided as may be applicable to such month-to-month tenancy, but any such holding over shall not constitute an extension of this Lease. During such holding over, Tenant shall pay monthly base rentals equal to 150% of the last monthly installment of Base Rent paid hereunder.

         21.      Control of Common Areas.

                  All driveways, entrances and exits thereto and other facilities furnished by Landlord, including all, truckways or ways, loading areas, sidewalks. landscaped areas, stairways and other areas and improvements provided by Landlord both inside and outside the Building, (all of the foregoing are hereinafter collectively referred to as "Common Areas") for the general use in common of tenants, their officers, employees, agents, invitees, licensees, visitors and customers (all of the foregoing are hereinafter collectively referred to as "Permitted Users"), shall be at all times subject to the exclusive control and management of Landlord, and Landlord shall have the right at any time and from time to time to establish, modify and enforce reasonable rules and regulations with respect to all such Common Areas. Landlord shall have the right to construct, maintain and operate lighting facilities within the Common Areas; to employ personnel to operate and police same; to close all or any portion of the Common Areas to such extent as may in the opinion of Landlord be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or the public therein; to withdraw any Common Areas from the Building and from use of the tenants thereof; and to do and perform such other acts in and to the Common Areas as, in the use of the good business judgment, Landlord shall determine to be advisable with a view to the improvement of the convenience and use thereof by the Permitted Users. All reasonable expenses incurred by Landlord in the maintenance and operation of the Common Areas shall be included in the definition of "Operating Expenses" set forth in Paragraph 4 hereof.

         22.      Broker's Fee.

                  Except for a fee to St. Charles Town Company, LLC, which shall be paid by Landlord, Tenant and Landlord each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity is entitled to any commission or finder's fee in connection with said transaction. Tenant and Landlord do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealing or actions of the indemnifying party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

         23.      Surrender and Notice.

                  Upon the expiration or other termination of the term of this Lease. Tenant shall promptly quit the Premises and surrender the Premises to Landlord broom clean, in good order and condition, except for ordinary wear and tear and loss by fire or other casualty (unless caused, whether by action or inaction, by Tenant, its agents, servants, employees or invitees). Tenant shall remove all of its movable furniture and other effects and such alterations, additions and improvements as Landlord shall require Tenant to remove pursuant to Paragraph 9 hereof. In the event that Tenant fails to vacate the Premises in a timely manner as required. Tenant shall be responsible to Landlord for all reasonable costs incurred by Landlord as a result of such failure, including, but not limited to, any amounts required to be paid to third parties who were to have occupied the Premises.

         24.      Acceptance of Premises by Tenant.

                  Taking possession of the Premises by Tenant shall be conclusive evidence as against Tenant that said Premises were in the condition agreed upon between Landlord and Tenant, and Tenant accepts the Premises in its "as is" condition.

         25.      Subordination and Attornment.

                  This Lease, at Landlord's option, shall be subordinate to any mortgage, deed of trust (now or hereafter placed upon the Building) or ground lease (now or hereafter placed upon the Building), and to any and all advances made under any; mortgage or deed of trust and to all renewals, modifications, consolidations, replacements and extensions thereof or any ground lease. Tenant agrees, with respect to any of the foregoing documents, that no documentation other than this Lease shall be required to evidence such subordination. Tenant agrees to execute such documents as may be required of Tenant to evidence such subordination and by failing to do so within 10 days after written notice, Tenant shall be in default hereunder.

         26.      Payments After Termination.

                  No payments of money by Tenant to Landlord after the termination of this Lease, in any manner, or after giving of any notice of default by Landlord to Tenant, shall reinstate, continue or extend the term of this Lease or affect any notice given to Tenant prior to the payment of such money, it being agreed that after the service of notice of the commencement of a suit or after any final judgment granting Landlord possession of the Premises. Landlord may receive and collect any sums of Rent due, or any other sums of money due under the terms of this Lease, or may otherwise exercise any of its rights and remedies hereunder. The payment of such sums of money, whether as Rent or otherwise, shall not waive said notice, or in any manner affect any suit theretofore commenced or judgment theretofore obtained.

         27.      Authorities for Action and Notice.

                  A. Except as herein otherwise provided, Landlord may act in any matter provided for herein by and through its building manager or any other person who shall from time to time be designated by Landlord in writing.

                  B. All notices or demands required or permitted to be given to Landlord hereunder shall be in writing, and shall be deemed duly served three days after deposited in the United States Mail, with proper postage prepaid, certified or registered, return receipt requested, addressed to Landlord at 1522 Blake Street, Denver, Colorado 80202, or at the most recent address of which Landlord has notified Tenant in writing. All legal papers, notices or demands required to be given to Tenant hereunder or by law shall be in writing, and shall be deemed duly served three days after deposited in the United States mail, with the proper postage prepaid, certified or registered, return receipt requested, addressed to Tenant at the Premises or upon immediate delivery or posting at the Premises.

         28.      Tenant's Personal Property Taxes.

                  A. Tenant shall pay before delinquency any and all taxes, assessments, license taxes, fees and other charges levied, assessed or imposed and which become payable during the term of this Lease upon Tenant's operations at, occupancy of or conduct of business at the Premises or upon Tenant's leasehold improvements, equipment, inventory, furniture, appliances, trade fixtures and any other personal property of any kind installed or located at the Premises. Tenant shall be permitted to challenge the imposition of any such tax following notice of such challenge to Landlord, on the condition that, at Landlord's request, Tenant will post security in connection with such challenge as necessary to protect Landlord's interest in the Premises from any lien or judgment against Tenant which may arise in connection with Tenant's action.

                  B. As provided in Colo. Rev. Stat., as amended from time to time, and any other applicable laws, regulations and municipal ordinances, the Premises, and all improvements made to or installed in the Premises (whether constructed by, for or at the expense of Landlord or Tenant), and all items referred to in Paragraph 9(B)(2) which are placed in the Premises shall be deemed property owned by Landlord, and shall be exempt from any lien for sales taxes, use taxes and all other taxes imposed by the taxing authorities of the State of Colorado or the City and County of Denver. In order to secure this exemption from the date of execution of this Lease, upon execution of this Lease, at Landlord's request, Landlord and Tenant shall execute a memorandum of this Lease for filing with the Colorado Department of Revenue.

         29.      Signs and Advertising.

                  Tenant shall not install, place, inscribe, paint or otherwise attach and shall not permit any sign, advertisement, notice, marquee or awning on any part of the outside of the Premises (including any portion of the Premises fronting on any interior corridor or lobby) or on any part of the inside of the Premises which is visible from outside of the Premises or on any other part of the building without the prior written consent of Landlord in each instance. Any permitted sign shall comply with the requirements of any governmental or quasi-governmental authority having jurisdiction over the Building, and Tenant shall be solely responsible for such compliance. Landlord shall have the right to remove all non-permitted signs without notice to Tenant and at the expense of Tenant. Tenant shall, at its own expense, maintain in first-class condition all permitted signs and shall, on the expiration or termination of this Lease, and at its own expense, remove all such permitted signs and repair any damage caused by such removal. Tenant's obligation under this paragraph shall survive the expiration or termination of this Lease.

         30.      Hazardous Activities.

                  Tenant shall not do anything or permit anything to be done in or about the Premises that is hazardous or that in any manner will violate, suspend, void or make inoperative or tend or increase the rate of any insurance policies carried by Landlord upon the Premises or any other part of the Building Complex. Without limiting the foregoing, Tenant will comply with all applicable environmental laws and permitting requirements impacting the operations of Tenant on the Premises, and Tenant shall indemnify and hold Landlord harmless from any claims arising out of Tenant's use or disposal of toxic or hazardous materials on the Premises or the Building. It is understood and agreed that this indemnity by Tenant shall not cover any claims to the extent they arise from the actions of Landlord or any other tenant in the Building or party not controlled by Tenant.

         31.      OSHA and ADA.

                  Tenant shall fully comply with the Occupational Safety and Health Act of 1970 (OSHA) as amended, the Americans with Disabilities Act of 1990 (ADA) as amended, and other applicable laws, rules and regulations governing the welfare of Tenant's employees. It shall be the Tenant's obligation to fully comply with the provisions and standards contained in such laws regarding the Premises. Tenant shall defend, hold harmless and indemnify Landlord from any obligations, responsibilities, liabilities, losses, construction costs, design costs, penalties, and damages (including attorney's and legal assistants' fees and costs) arising under any such laws. Tenant shall be required to provide and pay for attorneys and other professionals requested or employed by Landlord to handle, analyze, supervise or defend any claims arising out of an alleged failure to comply with such laws.

         32.      Miscellaneous.

                  A. Rules and regulations as may hereafter be adopted by Landlord for the safety, care and cleanliness of the Premises and the preservation of good order therein, are hereby expressly made a part hereof, and Tenant agrees to obey all such rules and regulations. The violation of any of such rules and regulations by Tenant shall be deemed an event of default of this Lease by Tenant, affording Landlord all those remedies set out herein. Landlord shall not be responsible to Tenant for the failure of any other tenant or occupant of the Building to comply with any of said rules and regulations.

                  B. The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners of the Premises at the time in questions. In the event of any transfer or transfers of the title to the Premises, the Landlord herein named (and in the case of any subsequent transfers or conveyances, the then grantor) shall be automatically released, from and after the date of such transfer or conveyance, from all liability with respect to the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed; provided that the grantee assumes the duty to perform Landlord's covenants and obligations hereunder, and provided that any funds in which Tenant has an interest in the hands of Landlord or the then grantor at the time of such transfer shall be turned over to the grantee. Any amount then due and payable to Tenant by Landlord or the then grantor under any provisions of this Lease shall be paid to Tenant at the time or any transfer or conveyance. All personal and separate liability of Landlord or any officer or partner of Landlord, of every kind or nature, if any, is waived by Tenant, and by every person now or later claiming by, through or under Tenant; and Tenant shall look solely to the equity of Landlord in the Building for any claims against Landlord. Such exculpation of liability is absolute and without exception.

                  C. The termination or mutual cancellation of this Lease shall not work a merger, and such termination or mutual cancellation shall, at the option of Landlord, either terminate all subleases and subtenancies or operate as an assignment to Landlord of any or all of such subleases or subtenancies.

                  D. This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent, and not dependent. Tenant shall not be entitled to any setoff of the Rent or other amounts owing hereunder against Landlord if Landlord fails to perform its obligations set forth herein; provided, however, that the foregoing shall in no way impair the right of Tenant to commence a separate action against Landlord for any violation by Landlord of the provision hereof so long as notice is first given to Landlord and to any holder of a mortgage or deed of trust covering the Building or any portion thereof, and an opportunity is granted to Landlord and such holder to correct such violation as provided in subparagraph H of this paragraph.

                  E. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby; and it is also the intention of the parties to this Lease that in lieu of each clause or provisions of this Lease that is illegal, invalid or unenforceable, there shall be added as a part of this Lease a legal, valid and enforceable clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible.

                  F. The captions of each paragraph are added as a matter of convenience only and shall be considered to be of no effect in the construction of any provision or provisions of this Lease.

                  G. Except as herein specifically set forth, all terms, conditions and covenants to be observed and performed by the parties hereto shall be applicable to and binding upon their respective heirs, administrators, executors, successors and assignees.

                  H. In the event of any alleged default on the part of Landlord hereunder, Tenant shall give written notice to Landlord in the manner herein set forth and shall afford Landlord a reasonable opportunity to cure any such default. Notice to Landlord of any such alleged default shall be ineffective unless Tenant shall also send notice of such default by certified or registered mail, with proper postage prepaid, to each holder of a mortgage or deed of trust covering the Building or any portion thereof of whose address Tenant has been notified in writing, and unless Tenant shall afford such holder a reasonable opportunity to cure any alleged default on Landlord's behalf. In no event will Landlord, any holder of a mortgage, or any holder of a deed of trust be responsible for any consequential damages incurred by Tenant, including, but not limited to, lost profits or interruption of business, as a result of any alleged default by Landlord.

                  I. If the Tenant under this Lease is more than one entity or person, the obligations imposed upon Tenant under this Lease shall be joint and several.

                  J. No act or thing done by Landlord or Landlord's agent during the term hereof, including, but not limited to, any agreement to accept surrender of the Premises or to amend or modify this Lease, shall be deemed to be binding upon Landlord unless such act or things shall be done by Landlord or a party designated in writing by Landlord as so authorized to act. The delivery of keys to Landlord or Landlord's agent, employees or officers shall not operate as a termination of this Lease or a surrender of the Premises. No payment by Tenant, or receipt by Landlord of a lesser amount than the Base Rent, or making of any endorsement or statement on any check, or delivery of any letter accompanying any check or payment shall be deemed an accord and satisfaction; and Landlord may accept any such check or payment without prejudice to

Landlord's right to recover the balance of such rent or to pursue any other remedy available to Landlord.

                  K. Tenant acknowledges and agrees that Tenant has not relied upon any statements, representations, agreements or warranties with respect to the Premises, the actions or future actions of the Landlord, the nature or condition of the Building, or otherwise, except such statements, representations agreements or warranties as are expressly contained herein. All prior statements, representations, misrepresentations, negligent misrepresentations, agreements or warranties of any kind, regardless of their character or accuracy, shall be deemed merged and fully integrated herein. This Lease contains the entire agreement of the parties hereto and no statements, representations, misrepresentations, negligence misrepresentations, agreements or warranties, oral or otherwise, shall be of any force or effect unless they are expressly set forth herein. No amendment or modification of this Lease shall be valid or binding unless expressed in a writing and executed by Landlord and Tenant in the same manner as the execution of this Lease with the express statement that the writing is an amendment to this Lease.

                  L. Time is of the essence hereof. If the last day permitted for the performance of any act required or permitted under this Lease falls on a Saturday, Sunday or holiday, the time for such performance will be extended to the next succeeding business day.

                  M. Tenant and the parties executing this Lease on behalf of Tenant represent to Landlord that such parties are authorized to do so by requisite action of Tenant's board of directors, shareholders, members or partners, as the case may be, and agree, upon request, to deliver to Landlord a resolution or similar document to that effect.

                  N. Any obligation of the Landlord hereunder, which is delayed or not performed due to acts of God, strike, riot, war, weather, failure to obtain labor and materials at reasonable cost, or any other reason beyond the control of the Landlord shall not constitute a default hereunder and shall be performed within a reasonable time after the end of such cause for delay or nonperformance.

                  O. Tenant shall not record this Lease or a memorandum hereof without the prior written consent of Landlord. In the event that Tenant violates this provision, this shall be deemed an event of default of this Lease by Tenant, affording Landlord all those remedies set out herein. If Tenant records this Lease or a memorandum hereof, then Tenant shall immediately execute and record a Quit Claim Deed releasing all claims to the Premises, and, it Tenant fails to do so upon demand, Tenant hereby appoints Landlord as Tenant's attorney-in-fact to do so in Tenant's name, place and stead.

                  P. This Lease may be executed in two or more duplicate originals. Each duplicate original shall be deemed to be an original hereof, and it shall not be necessary for a party hereto to produce more than one such original as evidence hereof.

                  Q. Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all of Tenant's income, leasehold improvements, equipment, furniture, fixtures and personal property owned by Tenant located in the Premises. In the event that any or all of Tenant's leasehold improvements, equipment, furniture, fixtures and personal property shall be assessed and taxed with the Building, Tenant shall pay to Landlord as additional Rent hereunder its share of such taxes within 10 days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

                  R. The respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, or any claim of injury or damage, or the enforcement of any remedy under any statute, emergency or otherwise.

                  S. In the event of any litigation between Landlord and Tenant, the prevailing party in such litigation shall be entitled to an award of its reasonable attorneys' and legal assistants' fees and costs.

                  T. Each person and party signing below represents that all necessary action has been taken to authorize and empower the signers to properly sign this Lease. Upon the request of Landlord, Tenant will provide evidence of such authority. The individual(s) signing below for Tenant agree that they shall be personally responsible and liable for all of Tenant's obligations under this Lease if there is any lack of authority which compromises the binding nature of their signatures.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the day and year first above written.

LANDLORD:

         BACE Real Estate, LLC
By:      BACE Industries, LLC, Member

By:      /s/ Richard M. Tyler
         -------------------------
         Richard M. Tyler
Its:     Member

Date:    August 10, 1999
         ---------------

TENANT:

         Optimal Communication, Inc.

By:      /s/ Craig J. Zoellner
         --------------------------
Its:     President
         ---------

Date:    August 10, 1999
         ---------------


Attachments:      Exhibit A